UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2025

HOOKIPA Pharma Inc.

(Exact name of  registrant as specified in its Charter)

Delaware	001-38869	81-5395687
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue, 72nd Floor, Suite 7240
New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +43 1 890 63 60

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOOK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On December 27, 2024, HOOKIPA Pharma Inc. (the “Company”) filed a petition (the “Section 205 Proceeding”) in the Delaware Court of Chancery (the “Court of Chancery”) pursuant to Section 205 of the Delaware General Corporation Law (the “DGCL”) seeking an order validating and declaring effective certain actions taken by the Company’s stockholders at the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) and 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”), as described below. The Section 205 Proceeding is captioned In re HOOKIPA Pharma Inc., C.A. No. 2024-1346-KSJM. A copy of the Company’s petition filed in the Section 205 Proceeding is attached hereto as Exhibit 99.1 and incorporated herein by reference.

At the 2022 Annual Meeting, the Company’s stockholders approved, among other things, proposals to (i) elect two Class III directors for three-year terms, (ii) amend the Company’s certificate of incorporation to increase the total number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares, and (iii) amend the Company’s 2019 Stock Option and Incentive Plan (collectively, the “2022 Stockholder Actions”). The proposals are described more fully in the Company’s definitive proxy statement for the 2022 Annual Meeting, filed with the Securities and Exchange Commission (“SEC”) on May 16, 2022, and the voting results from the meeting are set forth in the Company’s Current Report on Form 8-K filed with the SEC on July 1, 2022. The record date established for the 2022 Annual Meeting was April 13, 2022, which was 78 days before the date of the 2022 Annual Meeting, which was held on June 30, 2022. Under the DGCL, the record date should have been set for no sooner than Sunday, May 1, 2022, which was the 60th day before the 2022 Annual Meeting.

At the 2023 Annual Meeting, the Company’s stockholders approved, among other things, a proposal to elect three Class I directors for three-year terms (the “2023 Stockholder Action”). The proposal is described more fully in the Company’s definitive proxy statement for the 2023 Annual Meeting, filed with the SEC on April 13, 2023, and the voting results from the meeting are set forth in the Company’s Current Report on Form 8-K filed with the SEC on June 9, 2023. The record date established for the 2023 Annual Meeting was April 4, 2023, which was 66 days before the date of the 2023 Annual Meeting, which was held on June 9, 2023. Under the DGCL, the record date should have been set for no sooner than Monday, April 10, 2023, which was the 60th day before the 2023 Annual Meeting.

The Section 205 Proceeding seeks to validate the 2022 Stockholder Actions and the 2023 Stockholder Action pursuant to Section 205 of the DGCL.

On January 15, 2025, the Court of Chancery approved the Company’s motion to expedite the Section 205 Proceeding and directed the Company to file this Form 8-K to notify stockholders that the Court of Chancery will hold a final hearing to consider the merits of the petition filed by the Company in the Section 205 Proceeding on February 14, 2025, at 1:30 p.m. Eastern Time, at the New Castle County Courthouse, 500 North King Street, Wilmington, DE 19801 (the “Section 205 Hearing”). This Form 8-K constitutes notice of the Section 205 Hearing. If any stockholder of the Company wishes to express a position on the Section 205 Proceeding, such stockholders of the Company may (i) appear at the hearing in the Section 205 Proceeding or (ii) file a written submission with the Register in Chancery, New Castle County Courthouse, 500 North King Street, Wilmington, DE 19801, referring to the case caption, In re HOOKIPA Pharma Inc., C.A. No. 2024-1346-KSJM, in advance of the Section 205 Hearing, and any such written submission should be emailed to the Company’s counsel, D. McKinley Measley, Morris, Nichols, Arsht & Tunnell LLP, at dmeasley@morrisnichols.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	Verified Petition For Relief Under 8 Del. C. § 205 of HOOKIPA Pharma Inc., filed December 27, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2025	HOOKIPA Pharma Inc.

	By:	/s/ Terry Coelho
	Name:	Terry Coelho
	Title:	Executive Vice President and Chief Financial Officer